SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------




                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 7, 2003



                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)





          Delaware                      1-08533                13-2632319
(State or other jurisdiction of       (Commission             (IRS Employer
incorporation or organization)        File Number)       Identification Number)




                   5 Sylvan Way, Parsippany, New Jersey 07054
                                   www.drs.com
           (Address of principal executive offices and Internet site)


                                 (973) 898-1500
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------
     99.1           DRS Technologies, Inc. Press Release (including financial
                    tables) dated November 7, 2003.


ITEM 9. REGULATION FD DISCLOSURE

The information in this Current Report on Form 8-K is furnished pursuant to "Item 12. Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

In addition to the financial results determined in accordance with Generally Accepted Accounting Principles ("GAAP"), the press release contains Non-GAAP financial measures (as determined under the SEC Regulation G). Management believes that these Non-GAAP financial measures provide an important perspective on the Company's operating results and the Company's ability to service its long-term obligations, to fund continuing growth, and to continue as a going concern. The Company's earnings release contains a reconciliation of all Non-GAAP financial measures to the most directly comparable GAAP financial measures.

On November 7, 2003, DRS Technologies, Inc. announced financial results for the second quarter and six-month period of fiscal 2004 ended September 30, 2003. The press release is furnished as Exhibit 99.1 to this Form and is incorporated herein by reference.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               DRS TECHNOLOGIES, INC.
                               ----------------------
                               (Registrant)

Date:    November 7, 2003      By:

                               /s/ RICHARD A. SCHNEIDER
                               ------------------------
                               Richard A. Schneider
                               Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------
   99.1            DRS Technologies, Inc. Press Release (including financial
                   tables) dated November 7, 2003.